                                                                   Exhibit 10.10


                                     LEASE

                                BY AND BETWEEN

                         DAVID V. POPOLIZIO TRUSTEE OF

                             WESTFORD PLAZA TRUST,

                                    LESSOR


                                      AND


                                   EST CORP,

                                    LESSEE



                            FOR PREMISES LOCATED AT


                                WESTFORD PLAZA

                              175 LITTLETON ROAD

                         WESTFORD, MASSACHUSETTS 01886


                           LEASE COMMENCEMENT DATE:
                                 JULY 1, 1999

                               TABLE OF CONTENTS


     SECTION                                                         PAGE NUMBER
 1.  PARTIES........................................................           4

 2.  PREMISES.......................................................           4

 3.  SECURITY DEPOSIT...............................................           4

 4.  TERM...........................................................           4

 5.  BASIC RENT.....................................................           5

 6.  RENT ADJUSTMENT................................................           5

 7.  COMMON AREA OPERATION..........................................           5

 8.  UTILITIES......................................................           6

 9.  USE OF LEASED PREMISES.........................................           6

10.  COMPLIANCE WITH LAWS...........................................           6

11.  FIRE INSURANCE.................................................           6

12.  MAINTENANCE OF PREMISES........................................           7

13.  ALTERATIONS AND ADDITIONS......................................           7

14.  ASSIGNMENT/SUB LEASING.........................................           8

15.  SUBORDINATION..................................................           8

16.  LESSOR'S ACCESS................................................           8

17.  INDEMNIFICATION AND LIABILITY..................................           9

18.  LESSEE'S LIABILITY INSURANCE...................................           9

19.  FIRE, CASUALTY, EMINENT DOMAIN.................................           9

20.  DEFAULT AND BANKRUPTCY.........................................          10

21.  NOTICE.........................................................          11

22.  SURRENDER......................................................          11

23.  ESTOPPEL CERTIFICATE.................................................  11

24.  LESSEE'S WARRANTIES..................................................  11

25.  AMENDMENTS...........................................................  12

26.  WAIVER...............................................................  12

27.  SIGNAGE..............................................................  12

28.  NOTICE OF LEASE......................................................  12

29.  COVENANT OF QUIET ENJOYMENT..........................................  12

30.  LESSEE'S SELF HELP CLAUSE............................................  12

31.  LESSOR'S EXCULPATION FROM LIABILITY..................................  13

32.  LESSEE AND EMPLOYEE PARKING..........................................  13

EXHIBIT A: DESCRIPTION OF PREMISES

EXHIBIT B: RULES AND REGULATIONS

                                     LEASE

1.   PARTIES

     David V. Popolizio Trustee of Westford Plaza Trust, LESSOR, which expression shall include its heirs, successors, and assigns where the context so admits, does hereby lease to: EST Corp,

     LESSEE, which expression shall include its successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises: Unit 1

2.   PREMISES

     Being a portion of the building located at 175 Littleton Road in Westford, Middlesex County, Massachusetts, known as Westford Plaza, ("The Premises") together with the right to use in common, with others entitled thereto, a certain space situated in and upon said real estate as shown on a floor plan of Westford Plaza attached hereto and marked "Exhibit A", containing approximately 609 square feet of floor space, the hallways, stairways, and elevators,
---
necessary for access to said leased premises and lavatories nearest thereto, together with the right to use the parking areas in common with the other tenants at the Westford Plaza.

3.   SECURITY DEPOSIT

     Upon execution of this Lease, the LESSEE shall deposit with the LESSOR $600
                                                                            ----
which shall be held as security deposit for the LESSEE'S performance as herein provided and shall be refunded to the LESSEE at the expiration of this Lease subject to the LESSEE'S satisfactory compliance with the conditions hereof.

4.   TERM

     The term of this Lease shall be for two (2) years commencing on 07-01-99
                                         -------                     --------
and ending on 06-30-01. At the expiration of the initial term of this. Lease,
              --------
the LESSEE may cause this Lease to be extended for xxxxx additional xxxxx year
                                                   -----            -----
term(s). The LESSEE'S right to exercise its right to extend for such xxxxx,
                                                                     -----
xxxxx year term(s) xxxxx shall be contingent upon LESSEE having delivered
-----              -----
written notification to LESSOR of its intent to extend this Lease ninety (90) days prior to the expiration of the original lease term and for each of the xxxxx term(s); further contingent upon said LESSEE not being in material default
-----
with respect to any of the terms and conditions of this Lease.

5.   BASIC RENT

     The LESSEE shall pay to the LESSOR basic rent at the rate of $7200 per year, payable in advance in monthly installments of $600 for the first two years of this Lease. Rents are due and payable on the first of each and every month. Any rent payments made after the 5th of the month are subject to a 5% penalty.

     "Consumer Price Index" as used herein means the Consumer Price Index for ALL Urban Consumers for Boston, Massachusetts (base year 1982-84=100) known as the CPI-U, published by the Bureau of Labor statistics of the United States Department of Labor; or if such Index shall not then be in use, the price index most nearly comparable thereto, then published by the said Department or successor thereto.

     "Year" shall mean a twelve month period beginning on the commencement date of this Lease or any anniversary thereof. In no event shall the annual rent increase be less than 5% each year nor more than 10%.

6.   RENT ADJUSTMENT

     The LESSEE shall pay to the LESSOR as additional rent the following:

     The LESSEE agrees to pay its proportionate share of the real estate taxes monthly in advance on the first day of each month in twelve (12) equal monthly installments, but not including any increases to real estate taxes attributable to improvements made by other tenants in the building.

     D. The LESSEE agrees to pay its water bill comprised of actual usage charge plus the minimum charge as imposed by the Town of Westford, incurred by LESSOR (or LESSEE if separately metered), as applied to the leased unit, and any charges or costs associated in procuring proper billing and reading in regard to said premises, to the extent that such water use is separately metered.

     F. Any and all increases shall be prorated should this lease terminate before the end of any fiscal year. The LESSEE shall make payment within thirty
(30) days of written notice from the LESSOR that such operating expenses, or increased taxes, are payable by the LESSOR.

7.   COMMON AREA OPERATION

     LESSOR or LESSOR'S assigns shall continuously throughout the term operate, manage, equip, light, repair, and maintain the common areas for their intended purposes and provide for the plowing of snow and sanding and salting of ice on the parking areas, walk ways, and driveways in the common areas, provided however that the tenant shall be responsible for the removal of ice and snow from the sidewalk area directly in front of the described premises. Operation of the common areas shall include, without limitation, landscaping, outdoor lighting, parking lot maintenance, line painting, sanitary control, sweeping, and trash removal.

8.   UTILITIES

     The LESSOR shall provide to the unit, the LESSEE shall pay for the use of LESSEE'S utilities.

  LESSOR shall furnish and LESSEE shall pay for all gas, electricity, heating fuel, and other utilities required on the leased premises. LESSOR shall be responsible for cost of metering. LESSOR shall furnish to the LESSEE cold water and the LESSEE shall pay the minimum quarterly water charges imposed by the Town of Westford as per subsection d, Section 6 above.

9.   USE OF LEASED PREMISES

     1. The LESSEE shall use the leased premises for the purpose of an office and doing all things reasonably connected therewith and shall use the leased premises for no other purpose without the prior written consent of the LESSOR.

     2. The LESSEE agrees that the LESSOR may make, amend, modify, delete, or add reasonable Rules and Regulations for the use and care of the demised property, the building for which such is a part, and the common use area, for the purpose of preventing interference of one tenant with another' s business and generally resulting in the use of the premises to the benefit of all LESSEE'S. The LESSEE agrees to comply with all such Rules and Regulations upon notice to the LESSEE from the LESSOR or upon posting the same in such place within the building of which the demised property is situated as the LESSORS may designate; provided that such Rules and Regulations shall apply uniformly to all of the tenants of such building (see Rules and Regulations attached hereto as Exhibit B). In addition, the LESSEE and all invitees, licenses, customers, and guests of the LESSEE shall comply with such Rules and Regulations.

10.  COMPLIANCE WITH LAWS

     The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy, offensive, or contrary to any law or any municipal bylaw or ordinance in force in the city or town in which the premises are situated.

11.  FIRE INSURANCE

     The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE'S use of the leased premises, including by not limited to any increase in fire insurance premiums.

12.  MAINTENANCE OF PREMISES

     The LESSEE agrees to maintain the leased premises in the same condition as they are at the commencement of the term or as they may be put in during the term of this Lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste.

     LESSOR shall be responsible for structural maintenance, keeping in good order and repair the foundation, roof and exterior of the building, drains, downspouts, gutters, outside sewer and water service lines and electrical service to the panes, on the leased premises and sidewalks within Westford Plaza, as the same were in on the beginning date of this Lease or may be put in thereafter by the LESSOR, reasonable use and wear and unavoidable casualty and taking by public authority alone excepted, the LESSEE acknowledges that the same are now whole and in good order. LESSOR shall not be liable for failure to make or to install the same to any cause beyond LESSOR'S control. LESSOR agrees that within a reasonable period of time after written notice specifying the necessary repairs to him by the LESSEE, he will make such repairs as are reasonably required.

     Provided, however, that any such structural maintenance or repairs required by the reason of damage to the leased premises due to any act or omission of the LESSEE, or anyone acting through or under LESSEE, or third persons transacting business with LESSEE, or if such damage is covered by any policy or policies of insurance then maintained in effect by the LESSEE, shall be performed by LESSEE at LESSEE'S expense. LESSEE shall maintain and keep in good order and repair (and replace if necessary) the remainder of the leased premises not covered by the foregoing section, including without in any way limiting the generality of the foregoing, all painting, wall coverings, floor coverings, ceiling, partitions, windows, doors, fixtures and appurtenances, plumbing, electrical, air conditioning equipment, and heating equipment.

13.  ALTERATIONS AND ADDITIONS

     The LESSEE shall not make structural alterations or additions to the leased premises, but may make nonstructural alterations provided the LESSOR consents thereto in writing, which consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the present construction. Any and all work involved in any alteration or improvement shall be borne by the LESSEE and such work shall not interfere with the rights or structures of adjoining and other tenants. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall remain the property of the LESSOR at the termination of occupancy as provided herein, unless otherwise agreed to. LESSEE may remove trade fixtures at its cost and the cost of restoring the premises following the removal of such fixtures shall be borne by the LESSEE. The cost of removing or dismantling any alterations or improvements shall be borne by the LESSEE.

14.  ASSIGNMENT/SUB LEASING

     The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR'S prior written consent, which consent shall not be unreasonably withheld or delayed. Not withstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

15.  SUBORDINATION

     This Lease shall be subject and subordinate to any and all mortgages, deeds of trust, and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and provided that the holder of any such mortgage, deed of trust or lien shall have agreed in writing to recognize this Lease and not disturb LESSEE'S tenancy hereunder and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages, deeds of trust, or other such instruments in the nature of a mortgage, provided that LESSEE shall receive written conformation of the said recognition and non-disturbance of its tenancy.

16.  LESSOR'S ACCESS

     The LESSOR or agents of the LESSOR may, at reasonable times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting of the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

17.  INDEMNIFICATION AND LIABILITY

     The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes, not caused by LESSOR, as well as from any claim or damage resulting from the neglect in not removing snow and ice from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises. The LESSOR shall not be liable for any damage arising from acts of owners or occupants of adjacent or contiguous property.

18.  LESSEE'S LIABILITY INSURANCE

     The LESSEE shall maintain with respect to the leased premises and the property, of which the leased premises are a part, comprehensive public liability insurance in the amount of $2,000,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to person or damage to property as provided. Said property damage insurance to include coverage of any and all plate glass or other glass on the premises leased by LESSEE. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the terms, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least ten (10) days prior written notice to each assured named therein. LESSOR shall carry public liability insurance, fire insurance and other hazard insurance as is necessary hereunder.

19.  FIRE, CASUALTY, EMINENT DOMAIN

     Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. Provided however that if such damage insurance proceeds together with sums provided by the LESSEE are sufficient to repair such damage of replaced property so taken to the satisfaction of LESSEE then premises shall be repaired or such property taken replaced. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to repair or replace the leased premises at LESSEE'S expense or to terminate this Lease if:

     A. The LESSOR fails to give written notice within the thirty (30) days of said fire, casualty or taking of his intention to restore leased premises, or

     B. The LESSOR fails to restore the leased promises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

     The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

20.  DEFAULT AND BANKRUPTCY

     LESSOR shall retain all rights to recover possession as provided by law, upon LESSEE'S failure to pay rent or to honor any other covenant as herein agreed.

     The LESSEE covenants and agrees to indemnify and hold harmless the LESSOR from and against any and all loss of rent, damages and other expenses, including reasonable attorneys fees, brokerage, and costs of reletting incurred by the LESSOR by reason of termination due to LESSEE'S default; the reasonable cost incurred in cleaning and repainting the premises in order to relet the same; and moving and storage charges incurred by LESSOR in moving LESSEE'S belongings pursuant to eviction proceedings. The LESSEE further agrees that it will upon demand pay to the LESSOR in the event of such termination a sum equal to the amount by which the rent and other charges herein reserved for the balance of the term herein above specified exceeds the fair rental value of the premises for the balance of said term. It is mutually agreed and understood that in case at any time default shall be made by the LESSEE in the payment of any rent upon the day when the same shall become due and payable and such default shall continue for ten (10) days, or in case default shall be made by the LESSEE in the performance of any of the other terms, conditions or covenant of said Lease by said LESSEE to be performed, other than the covenant for the payment of rent, and said default shall continue for a period or thirty (30) days after the service of written notice of such default by the LESSOR (no notice of default in the payment of rent being necessary) then the LESSOR may enter into and upon the demised premises or any part thereof and repossess the same, with or without termination this Lease and without prejudice to any of his remedies for rent or breach of covenant and in any such event may at his election terminate said Lease by giving written notice of his election so to do, or may, at this option, let the premises or any part thereof as the agent of the LESSEE or otherwise. The foregoing rights and remedies given to the LESSOR are, and shall be deemed to be an election excluding the exercise by LESSOR at any other or different time of a different or inconsistent remedy, and shall be deemed to be given to said LESSOR by the terms of this Lease or by law; and the failure upon the part of the LESSOR at any time to exercise any rights or remedy hereby given to him shall not by deemed to operate as a waiver by him of his right to exercise such right or remedy at any other or future time.

21.  NOTICE

     Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE or, if mailed to the leased premises, certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSOR at 175 Littleton Road, Westford, MA 01886. Service by Constable showing delivery to the premises, in case of LESSEE, or to LESSOR'S address as described herein shall be an acceptable method of giving notice.

22.  SURRENDER

     The LESSEE shall at the expiration or other termination of this Lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting to trade fixtures). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith, and all alterations and additions made to or upon the leased premises, broom clean and in the same condition as they were at the commencement of the terms, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

23.  ESTOPPEL CERTIFICATE

     Each party shall from time to time, upon not less than twenty (20) days prior to written request by the other, execute, acknowledge, and deliver to the other a statement in writing certifying that this Lease is in full force and effect as modified, and stating the modifications and the date to which the rental and other charges have been paid in advance, if any, it being intended that any such statement may be relied upon by any prospective purchaser of the fee, mortgagee, assignee, or sublessee of the leasehold estate.

24.  LESSEE'S WARRANTIES

     LESSEE warrants and represents to the LESSOR that it is authorized to enter into this Lease and that the LESSEE is authorized pursuant to the laws of the Commonwealth of Massachusetts to conduct business in Massachusetts.

25.  AMENDMENTS

     This Lease may be modified only in writing and signed by the LESSOR and LESSEE. Said amendment will take effect and be binding to the LESSOR and LESSEE upon the execution of the amendment. Upon the request of either party, and if necessary, a written declaration of amendment will be executed and duly recorded.

26.  WAIVER

     One or more waivers of the breach of covenant or condition by either party shall both be construed as a waiver of a further breach of the same covenant or condition of this Lease.

27.  SIGNAGE

     LESSEE, receiving written consent from LESSOR may erect and maintain a sign attached to the storefront of the leased premises, both of which shall comply with the requirements of the Town of Westford Zoning Bylaws. No individual freestanding sign shall be allowed. In any event, no sign may be erected anywhere on the leased premises without LESSORS express written approval.

28.  NOTICE OF LEASE

     This Lease is not to be recorded. However, at LESSOR'S request, the parties hereto shall execute a Notice of Lease in a form sufficient to be recorded at the appropriate Registry of Deeds.

29.  COVENANT OF QUIET ENJOYMENT

     LESSOR covenants that upon LESSEES compliance with the terms of this Lease, LESSEE may use and occupy the leased premises throughout the full term, including extensions, without any disturbance by LESSOR or any party claiming by, through, or under LESSOR.

30.  LESSEE'S SELF HELP CLAUSE

     In the event that LESSOR shall fail to make any repair, or to perform any obligation to maintain required by this Lease within thirty (30) days after written notice from LESSEE, then LESSEE may, upon the ten (10) days prior written notice to LESSOR, make such repairs or perform such maintenance at LESSOR'S expense and LESSOR shall pay LESSEE for sums incurred or paid in connection therewith upon presentment of written itemization of costs incurred.

31.  LESSOR'S EXCULPATION FROM LIABILITY

     If the LESSOR sells or transfers its fee interest in the property, he will be relieved of responsibility for future LESSOR obligations under the Lease. Furthermore, the LESSOR is not to be personally responsible under the Lease by recourse can only be made to the premises in the event of a LESSOR default.

32.  LESSEE AND EMPLOYEE PARKING

     LESSEE and LESSEE'S employees are to park in the rear of the premises or in the parking area nearest Rt 110, and in no event will they be allowed to park in the parking area directly in front of the Westford Plaza.

     IN WITNESS WHEREOF, the LESSOR and LESSEE set their hands and seals this 14th day of June, 1999.
            ----  ----

/s/ David Popolizio, Trustee           /s/ John T. W. Baggott  Vice President
----------------------------           --------------------------------------
                                       EST Corp.
LESSOR:  Westford Plaza Trust          LESSEE:
    By: David V. Popolizio, Trustee


                                        ______________________________________
                                        LESSEE:

     In consideration of the covenants contained herein, the execution of the LEASE by the LESSOR and the sum on One ($1.00) Dollar paid by the LESSOR to the undersigned Guarantor, the receipt and sufficiency of which is hereby acknowledged, the undersigned does hereby guarantee performance by the LESSEE of each and every covenant of the LESSEE and shall stand bound jointly and severally to the terms and conditions of the Lease as if named herein as LESSEE.

     Witness my hand seal this ____ day of ____________, _____.


                                          _____________________________________
                                           By:       , Individually

     Receipt of the security deposit totaling $600 is hereby acknowledged.
                                              ----


                                          /s/ David V. Popolizio, Trustee
                                          -------------------------------
                                          By:  Westford Plaza Trust
                                               David V. Popolizio, Trustee

                                  EXHIBIT "B"

                       RULES AND REGULATIONS ATTACHED TO
                          AND MADE PART OF THIS LEASE
                          ---------------------------

1. No sign, placard, picture, advertisement, name, or notice shall be inscribed, displayed, printed, or affixed on, or to any part of the outside of the building without prior written consent of LESSOR. LESSOR shall have the right to remove any such sign, placard, advertisement, name or notice without notice to and at the expense of LESSEE.

     All approved signs or lettering on doors shall be printed, painted, affixed, or inscribed at the expense of LESSEE by a person approved of by LESSOR. LESSEE shall submit to LESSOR a proposed sign for review by LESSOR pursuant to this paragraph. LESSEE shall not pace anything or allow anything to be placed near the glass of any window, door, partition, or wall which may in LESSOR'S opinion appear unsightly from outside the premises.

2. No LESSEE shall have property stored outside, except with the prior consent of LESSOR.

3. All sidewalks, halls, passages, exits, entrances, elevators, and stairways of the building, if any, shall not be obstructed by any LESSEE or used by him for any purpose other then for ingress to and egress from his respective premises. Entrance doors to the premises will not be held open by any means except an approved door stop. No LESSEE and no employees or invitees of LESSEE shall go up on the roof of the building.

4. LESSEE shall not alter any lock nor install any new or additional locks or any bolts on any door of the premises without prior written consent of LESSOR. The LESSOR shall be furnished with a copy of keys to LESSEE'S rental space.

5. LESSEE shall not overload the floor of the premises or mark, drive nails, screw, or drill into the partitions, woodwork, or plaster, or in any way deface the premises or any part thereof.

6. LESSEE shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to LESSOR or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other LESSEES or those having business therein, nor shall any animals or birds be kept in or about the premises of the building.

7. No cooking shall be done or permitted by LESSEE on the premises, nor shall the premises be used for washing clothes, for lodging, or for any improper, objectionable, or immoral purposes.

8. LESSEE shall not use or keep in the premises any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by LESSOR.

9. LESSOR will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the written consent of LESSOR. The location of telephones, call boxes, and other office equipment affixed to the premises shall be subject to the written approval of LESSOR.

10. Each LESSEE, upon the termination of his Lease, shall deliver to the LESSOR the keys of the offices, rooms, and toilet rooms which shall have been furnished to LESSEE or which the LESSEE shall have had made, and in the event of loss of any keys so furnished, shall pay the LESSOR therefor.

11. LESSOR reserves the right to exclude or expel from the building any person who, in the judgment of LESSOR, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of this building.

12. No vending machine or machines of any description shall be installed, maintained, or operated upon the premises without the written consent of the LESSOR.

13. LESSEE shall not disturb, solicit, or canvass any occupant of the building and shall cooperate to prevent the same.

14. LESSEE'S use of the Common Areas shall be limited to access and parking purposes and under no circumstances shall LESSEE be permitted to store any goods or equipment, conduct any operations or construct or place any improvements, barriers or obstructions in the Common Areas, or otherwise adversely affect the appearance thereof.

15. The moving of equipment, furniture, and freight into or out of the demised premises shall occur only on previous notice to LESSOR and at such times as LESSOR shall designate. The person employed to move such equipment, furniture, or freight in and out of the building must be acceptable to LESSOR. No equipment, furniture, or freight of any description shall be received into the building except the hours designated by LESSOR.

     LESSOR shall in all cases have and retain the power to prescribe the weight, proper position, and manner of support under all heavy furniture, equipment, and freight, and all damage done to the building by moving in or moving out any equipment, furniture, or freight, or during the time it is in or on the premises, shall be repaired at the expense of LESSEE, but by contractors or mechanics named by LESSOR.

16. No pets are to be kept by LESSEE in or on the premises, or allowed to enter the premises, except in the case of a "seeing eye" dog.

17. LESSOR reserves the right to make such other and further nondiscriminatory Rules and Regulations as in its judgment may be necessary or desirable for the safety, care, and cleanliness of the premises and the building, for the preservation of good order therein.

18. Where the provisions of the Rules and Regulations conflict with the main body of Lease, the terms of the Lease shall control.


LESSOR'S Initials ___________________          LESSEE'S Initials ______________